UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CYCURION, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This supplement (the “Proxy Supplement”) updates the Definitive Proxy Statement (the “Proxy Statement”) and related proxy card (the “Original Proxy Card”) filed with the U.S. Securities and Exchange Commission on June 30, 2026 and previously furnished to stockholders of Cycurion, Inc., a Delaware corporation (the “Company”), in connection with the Company’s 2026 annual general meeting of stockholders to be held on July 23, 2026 at 12:00 p.m. Eastern Time (the “2026 Annual Meeting”).

This Proxy Supplement is being filed solely to correct an administrative oversight regarding certain voting options on the Original Proxy Card for Proposal No. 2 (Election of Directors) and Proposal No. 5 (Advisory Vote on Frequency of Future Say-on-Pay Votes) and to provide stockholders with a revised proxy card (the “Revised Proxy Card”) reflecting the correct voting choices for those proposals.

Specifically, it has come to the Company’s attention that certain voting channels may have displayed voting options that were inconsistent with the voting choices described in the Proxy Statement. To clarify the voting alternatives available to stockholders and to ensure that votes are tabulated consistently with the Proxy Statement, the Company is making available the Revised Proxy Card. The Revised Proxy Card is intended solely to conform the voting choices for Proposal No. 2 and Proposal No. 5 to those described in the Proxy Statement. The substance of the proposals has not changed. Accordingly, the Company is furnishing the Revised Proxy Card to stockholders of record as of June 1, 2026, the record date for the 2026 Annual Meeting.

For Proposal No. 2 (Election of Directors), the valid voting choices are “FOR” and “WITHHOLD.” Accordingly, votes previously submitted as “FOR” will remain “FOR,” while votes previously submitted as “AGAINST” or “ABSTAIN” will be reallocated and tabulated as “WITHHOLD.”

For Proposal No. 5 (Advisory Vote on Frequency of Future Say-on-Pay Votes), the valid voting choices are “1 YEAR,” “2 YEARS,” “3 YEARS,” and “ABSTAIN.” Accordingly, votes previously submitted as “FOR” will be reallocated and tabulated as “1 YEAR,” votes previously submitted as “AGAINST” will be reallocated and tabulated as “ABSTAIN,” and votes previously submitted as “ABSTAIN” will remain “ABSTAIN.”

This treatment is consistent with the descriptions contained in the Proxy Statement. The Company’s Board of Directors has recommended a vote of “1 YEAR” with respect to Proposal No. 5, and Proposal No. 2 is a director election proposal for which the appropriate voting choices are “FOR” or “WITHHOLD.”

Stockholders who have previously submitted proxies are not required to take any action. Unless a stockholder elects to submit a new proxy using the Revised Proxy Card or otherwise changes his or her voting instructions prior to the applicable voting deadline, previously submitted votes will be tabulated in accordance with the reallocations described above.

Any properly executed proxy submitted using the Revised Proxy Card will revoke and supersede any previously submitted proxy.

Stockholders may change their votes at any time before the 2026 Annual Meeting in accordance with the procedures described in the Proxy Statement. A properly submitted later-dated proxy, including a proxy submitted using the Revised Proxy Card, will supersede any previously submitted proxy to the extent permitted by applicable law and the procedures described in the Proxy Statement.

Except as described in this Proxy Supplement, the information contained in the Proxy Statement remains unchanged and continues to apply in all respects. Stockholders should read this Proxy Supplement together with the Proxy Statement and accompanying proxy materials.

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

CYCURION, INC.

July 23, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at www.astproxyportal.com/ast/29806

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

072326

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NOS. 1, 2, 3, 4, 6, 7 AND 8 AND A VOTE FOR "1 YEAR" FOR PROPOSAL NO. 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
Proposal No. 1 – A proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation (the "Charter") to, among other things, implement a staggered board structure whereby the Board of Directors shall be divided into three classes;	☐	☐	☐

Proposal No. 2 – A proposal to elect five directors to our Board of Directors, divided among Class I, Class II and Class III with initial terms expiring at the 2027, 2028 and 2029 annual meetings, respectively, as described in Proposal No. 1, if approved;

	FOR	WITHHOLD
2a. Emmit McHenry – Class I	☐	☐
2b. Peter Ginsberg – Class II	☐	☐
2c. Reginald S. Bailey, Sr – Class II	☐	☐
2d. L. Kevin Kelly – Class III	☐	☐
2e. Kevin E. O'Brien – Class III	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal No. 3 – A proposal to ratify the appointment of WWC, P.C. as the Company's independent registered public accounting firm for the Company's fiscal year 2026;	☐	☐	☐
Proposal No. 4 – A proposal to approve, on an advisory, non-binding basis, the compensation of our named executive officers;	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Proposal No. 5 – A proposal to recommend, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers;	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal No. 6 – A proposal to approve an amended and restated 2025 Equity Incentive Plan to provide additional flexibility in structuring equity-based compensation by permitting awards to be granted with respect to preferred stock of the Company, in addition to common stock;	☐	☐	☐
Proposal No. 7 – A proposal to approve one or more amendments to our Charter to effect one or more reverse stock splits of our shares of common stock at a reverse stock split ratio ranging between and including 3:1 to 75:1 and in the aggregate not more than 250:1, inclusive; and	☐	☐	☐
Proposal No. 8 – A proposal to approve the adjournment of the 2026 Annual Meeting, from time to time, to permit further solicitation of proxies if necessary or appropriate, including if there are not sufficient votes to approve one or more of the foregoing proposals.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted "FOR" Proposal Nos. 1, 2, 3, 4 ,6 ,7 and 8 and "1 YEAR" for Proposal No. 5.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

CYCURION, INC.

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 p.m. Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live online this year. To attend the meeting via the Internet, please visit the website **edge.media-server.com/mmc/p/bgywaare** and use the password **cycurion2026.** Be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today at equiniti.com/us/ast-access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at www.astproxyportal.com/ast/29806

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

072326

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NOS. 1, 2, 3, 4, 6, 7 AND 8 AND A VOTE FOR "1 YEAR" FOR PROPOSAL NO. 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
Proposal No. 1 – A proposal to approve an amendment to our Second Amended and Restated Certificate of Incorporation (the "Charter") to, among other things, implement a staggered board structure whereby the Board of Directors shall be divided into three classes;	☐	☐	☐

Proposal No. 2 – A proposal to elect five directors to our Board of Directors, divided among Class I, Class II and Class III with initial terms expiring at the 2027, 2028 and 2029 annual meetings, respectively, as described in Proposal No. 1, if approved;

	FOR	WITHHOLD
2a. Emmit McHenry – Class I	☐	☐
2b. Peter Ginsberg – Class II	☐	☐
2c. Reginald S. Bailey, Sr – Class II	☐	☐
2d. L. Kevin Kelly – Class III	☐	☐
2e. Kevin E. O'Brien – Class III	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal No. 3 – A proposal to ratify the appointment of WWC, P.C. as the Company's independent registered public accounting firm for the Company's fiscal year 2026;	☐	☐	☐
Proposal No. 4 – A proposal to approve, on an advisory, non-binding basis, the compensation of our named executive officers;	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Proposal No. 5 – A proposal to recommend, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers;	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal No. 6 – A proposal to approve an amended and restated 2025 Equity Incentive Plan to provide additional flexibility in structuring equity-based compensation by permitting awards to be granted with respect to preferred stock of the Company, in addition to common stock;	☐	☐	☐
Proposal No. 7 – A proposal to approve one or more amendments to our Charter to effect one or more reverse stock splits of our shares of common stock at a reverse stock split ratio ranging between and including 3:1 to 75:1 and in the aggregate not more than 250:1, inclusive; and	☐	☐	☐
Proposal No. 8 – A proposal to approve the adjournment of the 2026 Annual Meeting, from time to time, to permit further solicitation of proxies if necessary or appropriate, including if there are not sufficient votes to approve one or more of the foregoing proposals.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted "FOR" Proposal Nos. 1, 2, 3, 4 ,6 ,7 and 8 and "1 YEAR" for Proposal No. 5.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CYCURION, INC.

Proxy for Annual General Meeting of Shareholders on July 23, 2026

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints L. Kevin Kelly and Ana L. Garcia, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the 2026 Annual General Meeting of Shareholders of Cycurion, Inc., to be held on July 23, 2026, at 12:00 p.m. Eastern Time, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

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